AMERICAN FINANCIAL GROUP, INC. 10-Q


                                   EXHIBIT 99

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of American Financial Group, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 13, 2002                       BY:   Carl H. Lindner
------------------------              -----------------------------------------
Date                                        Carl H. Lindner
                                            Chairman of the Board and
                                              Chief Executive Officer




August 13, 2002                       BY:   Fred J. Runk
------------------------              -----------------------------------------
Date                                        Fred J. Runk
                                            Senior Vice President and Treasurer
























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